EXHIBIT B






            MONTHLY PAYMENT INSTRUCTIONS AND
            NOTIFICATION TO THE TRUSTEE


            THE PRUDENTIAL BANK AND TRUST COMPANY



            PB&T MASTER CREDIT CARD TRUST II

            SERIES 1994-A










            Capitalized terms used in this notice
            have their respective meanings set forth in the Pooling and Servicing Agreement;
            provided, that the "Preceding Monthly
            Period" shall mean the Monthly Period
            immediately preceding the calendar month in which this notice is delivered.
            References herein to certain sections
            and subsections are references to the
            respective sections and subsections of
            the Pooling and Servicing Agreement.
            This notice is delivered pursuant to
            Section 4.08 of the Pooling and
            Servicing Agreement.

            PB&T is the Servicer under the Pooling
            and Servicing Agreement.

            The undersigned is a Servicing Officer.

            The date of this notice is a
            Determination Date under the Pooling and Servicing Agreement.






            16-Mar-98	, which date is a Transfer
            Date under the Agreement, in an
            aggregate amount as set following
            amounts and


            Pursuant to subsection 4.08 (a): (1)
            Interest at the Certificate Rate for the
            preceding Interest Period on the
            Investor Interest
            ...					$2,014,031.25

            (2) Deficiency Amounts
            ...					$0.00

            Pursuant to subsection 12.05:

            (1) Pay to the
            Seller.				$0.00

            Total
            .......		$0.00











            Subsection 4.08 (a): The aggregate
            amount of all Deficiency Amounts
            .......			$0.00


            fifth day of		Mar-98


            THE PRUDENTIAL BANK AND TRUST COMPANY,
            Servicer


            By: Name:   Robert R. Wood	Joel L.
            Rosenberg Title:Senior Vice President

            B-2


            MONTHLY CERTIFICATEHOLDER'S STATEMENT


            SERIES 1994-A

            THE PRUDENTIAL BANK & TRUST COMPANY


            PB&T MASTER CREDIT CARD TRUST II












            16-Mar-98	 and with respect to the
            performance of the Trust Feb-98	 is
            set forth below. Certain information is







            (Stated on the basis of $1,000 Original
            Certificate Principal Amount.)

            The total amount of the distribution to
            Certificateholders on  		 	16-Mar-98
            per $1,000 original certificate
            principal amount
            .......		$4.48
            		ADD PRINCIPAL COLLECTIONS

            The amount of the distribution set forth
            in paragraph 1 above in respect of
            interest on the Certificates, per $1,000
            original certificate principal amount
            .......		$4.48

            The
            amount of the distribution set forth in
            paragraph 1 above in respect of
            principal of the Certificate, per $1,000
            original certificate principal amount
            .......		$0.00
            		ADD PRINCIPAL COLLECTIONS










            Permitted Investments Outstandings

            The aggregate amount in the Distribution
            Account of sales and maturities and
            interest payments , allocated in respect
            of the
            Certificates		$2,014,031.25

            Deficit Controlled Amortization
            Amount					$0.00




            THE PRUDENTIAL BANK AND TRUST COMPANY,
            Servicer


            By: Name:  Joel L. Rosenberg Title:
            Senior Vice President






























            C-2 Schedule - to Monthly Servicer's
            Certificate with respect to the Series
            1994-A Certificates


            THE PRUDENTIAL BANK & TRUST COMPANY
            ___________________________________________________

            PB&T MASTER CREDIT CARD TRUST II, SERIES
            1994-A
            ___________________________________________________


            16-Mar-98	:		$2,014,031.25




            $2,014,031.25




            $0.00




            $2,014,031.25




            None



            fifth day of		Mar-98




            THE PRUDENTIAL BANK AND TRUST COMPANY,
            Servicer


            By: Name:   Joel L. Rosenberg Title:
            Senior Vice President